    As filed with the Securities and Exchange Commission on April 22, 1997

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 CARDIMA, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                          94-3177883
(State of incorporation or organization)                  (IRS Employer
                                                           Identification No.)

   47266 BENICIA STREET, FREMONT, CA                           94538
(Address of principal executive offices)                     (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                  Name of each exchange on which
     to be so registered                  each class is to be registered
     -------------------                  ------------------------------

         Not Applicable                            Not Applicable

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                         ------------------------------
                                (Title of Class)

Item 1.       Description of Registrant's Securities to be Registered
              -------------------------------------------------------

Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-23209) (the "Registration Statement").

Item 2.     Exhibits
            --------

               The following exhibits are filed as a part of this Registration
               Statement:
               1 Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement.

               2.1 Amended and Restated Certificate of Incorporation -- incorporated herein by reference to Exhibit 3.1 of the Registrant's Registration Statement.

               2.2 Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the closing of this offering -- incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement.

               2.3 Bylaws -- incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement.

               2.4 Form of Bylaws to become effective upon the closing of this offering -- incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 22, 1997                   CARDIMA, INC.


                                       By: /s/ Ronald E. Bourquin
                                           ----------------------------------
                                           Ronald E. Bourquin, Vice President
                                           and Chief Financial Officer

                               INDEX TO EXHIBITS

                                                                                       Sequentially
    Exhibit No.                     Description                                        Numbered Page
    -----------                     -----------                                        -------------
        1            Specimen certificate for Registrant's Common                     Incorporated by
                     Stock -- incorporated herein by reference to                     reference
                     Exhibit 4.1 of the Registrant's Registration Statement.

      2.1            Amended and Restated Certificate of Incorporation --             Incorporated by
                     incorporated herein by reference to Exhibit 3.1                  reference
                     of the Registrant's Registration Statement.

      2.2            Form of Amended and Restated Certificate of Incorporation        Incorporated by
                     to be filed with the Delaware Secretary of State upon            reference
                     the closing of this offering -- incorporated herein by
                     reference to Exhibit 3.3 to the Registrant's Registration
                     Statement.

      2.3            Bylaws -- incorporated herein by reference to Exhibit 3.2        Incorporated by
                     to the Registrant's Registration Statement.                      reference

      2.4            Form of Bylaws to become effective upon the closing of           Incorporated by
                     this offering -- incorporated herein by reference to             reference
                     Exhibit 3.4 to the Registrant's Registrations Statement.

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